SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 _______________



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                           July 1, 2004 (July 1, 2004)


                                   Gexa Corp.
               (Exact Name of Registrant as Specified in Charter)


           Texas                         0-16179                76-0670175
           -----                         -------                ----------
 (State or Other Jurisdiction          (Commission             (IRS Employer
       of Incorporation)                File Number)         Identification No.)



                                20 Greenway Plaza
                                    Suite 600
                              Houston, Texas 77046
              (Address and Zip Code of Principal Executive Offices)


                                 (713) 470-0401
              (Registrant's telephone number, including area code)


                                24 Greenway Plaza
                                   Suite 1826
                              Houston, Texas 77046
          (Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure

On July 1, 2004, the Company issued a press release announcing continued growth of the Company and its operational achievements. A copy of the Company's press release is filed as an exhibit to this Form 8-K and is incorporated herein by reference. Item 7. Financial Statement and Exhibits

c.   Exhibits

     99.1  Press Release

                            [SIGNATURE PAGE FOLLOWS]

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         GEXA Corp.

Date: July 1, 2004                                       By: /s/ Neil M. Leibman
                                                             -------------------
                                                             Neil M. Leibman
                                                             Chairman and CEO